Exhibit 10.2.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this “Second Amendment”) is made as of the 18th day of January, 2011 by and among Coldwater Creek U.S. Inc., a Delaware corporation, for itself and as Lead Borrower (in such capacity, the “Lead Borrower”) for the Borrowers party hereto (individually, a “Borrower” and, collectively, the “Borrowers”), (ii) the Borrowers party hereto, (iii) the Guarantors party hereto, (iv) Wells Fargo Bank, National Association (successor by merger to Wells Fargo Retail Finance, LLC), as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Credit Parties, and (v) Wells Fargo Bank, National Association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties, in consideration of the mutual covenants herein contained and benefits to be derived herefrom.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

WITNESSETH

WHEREAS, the Lead Borrower, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Collateral Agent entered into a Credit Agreement dated as of February 13, 2009, as amended by a First Amendment to Credit Agreement dated as of August 26, 2009 (as amended, modified, supplemented, restated or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties desire to amend the terms and conditions of the Credit Amendment as set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.                                       Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                                       Amendment to Article I.  The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means February 13, 2013.

3.                                       Amendment to Article V.  Section 5.18 of the Credit Agreement is hereby amended by inserting “, as of the Closing Date” in the third sentence thereof following “Schedule 5.18”.

4.                                       Amendment to Article VI.  Section 6.01(e)(A) of the Credit Agreement is hereby amended by deleting the following text:

(A) as soon as available, but in any event at least 30 days before the end of each Fiscal Year of the Parent, a forecast (including projected new Store openings) prepared by management of the Lead Borrower, for the immediately following Fiscal Year

And replacing it with the following:

(A) as soon as available, but in any event no later January 31 of each year, commencing January 31, 2011, a forecast (including projected new Store openings) prepared by management of the Lead Borrower, for the then current Fiscal Year

5.                                       Amendment to Article VII.  Section 7.18 of the Credit Agreement is hereby amended by the addition of the following text immediately prior to the text “provided, however,”:

January 31, 2013

An amount which is equal to 120% of the projected Capital Expenditures for the Fiscal Year ending January 31, 2013, as set forth in the forecast delivered in accordance with Section 6.01(e), and as such projected Capital Expenditures are reasonably satisfactory to the Administrative Agent.

6.                                       Amendment Fee.  To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrowers hereby agree to pay to the Administrative Agent, for the benefit of the Lenders, a fee (the “Amendment Fee”) in an amount equal to $70,000.  The Amendment Fee shall be fully earned as of the date of this Second Amendment and paid in full by the Borrowers on the later of (i) the date of this Second Amendment, or (ii) January 31, 2011. The Amendment Fee shall not be subject to refund or rebate under any circumstances.

7.                                       Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)           This Second Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders.  The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

(b)           No Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Second Amendment.

8.                                       Miscellaneous.

(a)           Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The Loan Parties hereby ratify, confirm, and reaffirm (i) that all of the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date), and (ii) all covenants therein contained.

(b)           This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

(c)           This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

(d)           By executing this Second Amendment, the undersigned Guarantors hereby consent to the Second Amendment to Credit Agreement and acknowledge that their Facility Guaranty remains in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and their seals to be hereto affixed as the date first above written.

Borrowers:

COLDWATER CREEK U.S. INC.
as Lead Borrower and a Borrower

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	President & Treasurer

COLDWATER CREEK THE SPA INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Vice President & Treasurer

COLDWATER CREEK MERCHANDISING & LOGISTICS INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	President

Signature Page to Second Amendment to Credit Agreement

Guarantors:

COLDWATER CREEK INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Chief Financial Officer & Treasurer

C SQUARED LLC

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Manager

ASPENWOOD ADVERTISING, INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Treasurer

CWC WORLDWIDE SERVICES INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Treasurer

COLDWATER CREEK SOURCING INC.

By:	/s/ James A. Bell
Name:	James A. Bell
Title:	Treasurer

CWC SOURCING LLC

By:	/s/ Mark Haley
Name:	Mark Haley
Title:	Manager

Signature Page to Second Amendment to Credit Agreement

Agents:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ Michele L. Ayou
Name:	Michele L. Ayou
Title:	Authorized Signatory

Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender and Swing Line Lender

By:	/s/ Michele L. Ayou
Name:	Michele L. Ayou
Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement